EX-31.1


           Servicer's Sarbanes-Oxley Certification (2001 Transactions)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that;

1. I have reviewed the annual reports on Form 10-K for the calendar year 2003 and all monthly current reports on Form 8-K containing a copy of the monthly statement to certificate holders (the "Distribution Date Statements") delivered pursuant to Section 5.04(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (each, an "Agreement") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Agreements;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under each Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports;

4. I am responsible for reviewing the activities performed by the servicer under each Agreement and based upon my knowledge and the annual compliance review required under each Agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under each Agreement;

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards, based upon the reports provided by each independent public accountant after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure as set forth in the Agreement that is included in these reports; and

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: The Bank of New York and Wells Fargo Bank Minnesota, National Association.


By: /s/ Gary K. Bettin
   ---------------------------
Name:   Gary K. Bettin
Title:  Senior Vice President

                                    EXHIBIT I


PARTIES                                    DATE OF POOLING AGREEMENT    SERIES



Bank of America Mortgage                   January 25, 2001             2001-1
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   February 22, 2001            2001-2
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   March 27, 2001               2001-3
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   March 29, 2001               2001-4
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   April 24, 2001               2001-A
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   April 24, 2001               2001-5
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   May 24, 2001                 2001-6
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   May 29, 2001                 2001-B
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   June 26, 2001                2001-7
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   June 27, 2001                2001-C
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   July 24, 2001                2001-8
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   July 26, 2001                2001-D
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   August 23, 2001              2001-9
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   August 28, 2001              2001-E
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   September 25, 2001           2001-10
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   October 23, 2001             2001-F
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   November 27, 2001            2001-G
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   November 27, 2001            2001-11
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   December 20, 2001            2001-H
Securities, Inc., Bank of America,
N.A. and The Bank of New York

Bank of America Mortgage                   December 20, 2001            2001-12
Securities, Inc., Bank of America,
N.A. and The Bank of New York